                                                                    Exhibit 3.13

Corporations Section                                          Gwyn Shea
P.O.Box 13697                                                 Secretary of State
Austin, Texas 78711-3697             [SEAL]

                        Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

                               MUZAK HOUSTON, INC.
                             Filing Number: 29833800

Articles Of Incorporation                                      November 16, 1971
Articles Of Amendment                                           January 26, 1972
Articles Of Amendment                                          February 07, 1977
Articles Of Amendment                                          February 05, 1980
Restated Articles Of Incorporation                               August 28, 1980
Articles Of Amendment                                           October 31, 1986
Articles Of Amendment                                             March 01, 1989
Articles Of Amendment                                             March 31, 2000
Public Information Report (PIR)                                December 31, 2000
Change Of Registered Agent/Office                                 March 30, 2001

                        In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on April 29, 2003.

[SEAL]
                                           /s/ Gwyn Shea
                                           -------------------------------------
                                           Secretary of State

          Come visit us on the internet at http://www.sos.state.tx.us/
PHONE(512) 463-5555             FAX(512) 463-5709
Prepared by: SOS-WEB                                                    TTY7-1-1

                                                                FILED
                                                        In the Office of the
                                                     Secretary of State of Texas

                                                             NOV 16 1971

                                           _____________________________________
                                           Deputy Director, Corporation Division

                            ARTICLES OF INCORPORATION

                                       OF

                         TAFT BROADCASTING SYSTEMS, INC.

     We, the undersigned natural persons of the age of twenty-one years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation.

                                   ARTICLE I.

     The name of the corporation is TAFT BROADCASTING SYSTEMS, INC.

                                   ARTICLE II.

     The period of its duration is perpetual.

                                  ARTICLE III.

     The purpose or purposes for which the corporation is organized are:

     To program, operate, and transmit or perform such other functions as are necessary to operate AM and FM Radio Stations;

     To transmit, lease or sell equipment, install equipment or perform such other functions as are necessary to operate a background music business;

     To sell, lease, install, or rent audio and video equipment or perform such other related services as are necessary to provide audio, video, or broadcast support and maintenance of equipment;

     To operate multi-point distribution systems and sell, lease, or rent related equipment or transmission time;

     To deal in and transact business with respect to real and personal property and services subject to the Texas Business Corporation Act and to Part Four of the Texas Miscellaneous Corporation Laws Act; and

     In general, to carry out any other business in connection with the foregoing and to have and exercise all the powers conferred by the laws of Texas upon corporations formed under the Texas Business Corporation Act, and to do any and all of the things hereinbefore set forth to the same extent as natural persons might or could do.

                                   ARTICLE IV.

     The aggregate number of shares which the corporation shall have authority to issue is Five Thousand (5,000) of the par value of One Dollar ($1.00) per share. No shareholder shall have a pre-emptive right to acquire any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the corporation.

                                   ARTICLE V.

     The corporation will not commence business until there is received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done or property actually received.

                                   ARTICLE VI.

     The post office address of its initial registered office is 4808 San Felipe Road, Houston, Texas, and the name of its initial registered agent at such address is Paul E. Taft.

                                  ARTICLE VII.

     The number of directors constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified:

     Paul E. Taft             3908 Del Monte Drive
                              Houston, Texas

     Jerry G. Bridges         4327 Belle Park
                              Houston, Texas

     Paul. E. Milling         1502 Target Drive
                              Houston, Texas

     The right to cumulate votes in the election of directors is expressly prohibited.

                                  ARTICLE VIII.

     The names and addresses of the incorporators are:

     Robert H. Whilden, Jr.   2100 First City National
                              Bank Building
                              Houston, Texas 77002

     W. F. Kelly              2100 First City National
                              Bank Building
                              Houston, Texas 77002

     John S. Watson           2100 First City National
                              Bank Building
                              Houston, Texas 77002

                                   ARTICLE IX.

     Except as may be provided in the Bylaws, the Board of Directors of this corporation is expressly authorized to alter, amend or repeal the Bylaws or adopt new Bylaws of this corporation, without any action on the part of the shareholders; but the Bylaws made by the directors and the powers so conferred may be altered or repealed by the shareholders.

     IN WITNESS WHEREOF, we have hereunto set our hands this 15th day of November, 1971.


                                           /s/ Robert H. Whilden, Jr.
                                           -------------------------------------
                                           Robert H. Whilden, Jr.


                                           /s/ W. F. Kelly
                                           -------------------------------------
                                           W. F. Kelly


                                           /s/ John S. Watson
                                           -------------------------------------
                                           John S. Watson

THE STATE OF TEXAS   (S)

COUNTY OF HARRIS     (S)

     I, ______________, a Notary Public, do hereby certify that on this 15th day of November, 1971, personally appeared before me ROBERT H. WHILDEN, JR., W. F. KELLY and JOHN S. WATSON, who, being by me first duly sworn, declared that they are the persons who signed the foregoing document as incorporators and that the statements therein contained are true.


                                            /s/ Illegible
                                            ------------------------------------
                                            Notary Public in and for
                                            Harris County, T e x a s

                                            _________________
                                            _________________
                                            _________________

                        TAFT COMMUNICATIONS SYSTEMS, INC.

                              HOUSTON, TEXAS 77027

                                November 1, 1971

The Secretary of State
of The State of Texas
Capitol Station
Austin, Texas

     Re:  Articles of Incorporation of
          Taft Broadcasting Systems, Inc.

Dear Sir:

     The same people who own and operate the undersigned corporation propose to incorporate a new corporation to be named "Taft Broadcasting Systems, Inc.," and this will confirm that the undersigned consents to the use of such name by the new corporation.


                                                       Very truly yours,
[SEAL]
                                               TAFT COMMUNICATIONS SYSTEMS, INC.


                                               By /s/ Illegible
                                                  ------------------------------
                                                  Secretary-Treasurer

                                                           FILED
                                                   In the Office of the
                                                Secretary of State of Texas

                                                        JAN 26 1972

                                           _____________________________________
                                           Deputy Director, Corporation Division

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                         TAFT BROADCASTING SYSTEMS, INC.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is TAFT BROADCASTING SYSTEMS, INC.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on 20th day of January, 1972:

          ARTICLE I of the Articles of Incorporation is hereby amended so as to read as follows:

               "The name of the corporation is TAFT BROADCASTING CORPORATION."

                                  ARTICLE THREE

     The number of the shares of the corporation outstanding at the time of such adoption was 5,000; and the number of shares entitled to vote thereon was 5,000.

                                  ARTICLE FOUR

     The holders of all of the shares outstanding and entitled to vote on said Amendment have signed a consent in writing adopting said Amendment.

     DATED 20th day of January, 1972.

                                            TAFT BROADCASTING SYSTEMS, INC.


                                            BY /s/ Paul E. Taft
                                               ---------------------------------
                                               Paul E. Taft, President


                                            And /s/ Jerry G. Bridges
                                                --------------------------------
                                                Jerry G. Bridges, Secretary

STATE OF TEXAS     (S)

COUNTY OF HARRIS   (S)

     I, John L. Barbato, a Notary Public, do hereby certify that on this 20th day of January, 1972, personally appeared before me Paul E. Taft, who declared that he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                   /s/ JOHN L. BARBATO
                                   ---------------------------------------------
                                   Notary Public in and for
                                   Harris County, Texas

                                                  JOHN L. BARBATO
                                   Notary Public in and for Harris County, Texas
                                        My Commission Expires June 1, 1973

                         TAFT BROADCASTING SYSTEMS, INC.
                              CONSENT OF DIRECTORS

     The undersigned, constituting all of the Directors of Taft Broadcasting Systems, Inc., a Texas corporation (the "Company"), acting pursuant to Article
9.10 B of the Texas Business Corporation Act, does hereby consent to, approve of and adopt the following resolutions:

     RESOLVED, that it is deemed advisable that Article I of the Articles of Incorporation of the Company be amended so as to hereafter read as follows:

     "The name of the corporation is TAFT BROADCASTING CORPORATION", and further

     RESOLVED, that the proper officers of the Company are hereby authorized and directed to submit such proposed amendment to the shareholders of the Company for their consideration either at a special meeting called for such purpose or by their unanimous written consent; and such officers are hereby further authorized and directed to take any and all action and to execute any and all documents or other instruments which such persons, or any of them, deem necessary or advisable in order to effect such amendment and carry out the purposes and intents of these resolutions.

     This Consent dated and effective the 20th day of January, 1972.


                                                     /s/ Paul E. Taft
                                                     ---------------------------
                                                     Paul E. Taft


                                                     /s/ Jerry G. Bridges
                                                     ---------------------------
                                                     Jerry G. Bridges


                                                     /s/ Paul E. Milling
[SEAL]                                               ---------------------------
                                                     Paul E. Milling


                                                     /s/ Paul E. Taft, Jr.
                                                     ---------------------------
                                                     Paul E. Taft, Jr.


                                                     /s/ James A. Taylor
                                                     ---------------------------
                                                     James A. Taylor

                                                                FILED
                                                        In the Office of the
                                                    Secretary of State of Texas

                                                             FEB 07 1977

                                                  ______________________________
                                                  Director, Corporation Division

                              ARTICLES OF AMENDMENT
                                     BY THE
                               SHAREHOLDERS TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          TAFT BROADCASTING CORPORATION

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is TAFT BROADCASTING CORPORATION.

                                  ARTICLE TWO

     The following Amendment to the Articles of Incorporation was approved by the affirmative vote of all the shareholders of the Corporation at a meeting of Shareholders held December 21, 1976:

     The Articles of Incorporation are hereby amended, by adding thereto a new
Article X reading as follows:

                                    ARTICLE X

     The following provisions are subject to the corporation's remaining a close corporation as defined by the Texas Business Corporation Act:

     The Corporation is a close corporation; no shares and no securities evidencing the right to acquire shares shall be issued by means of public offering solicitation or advertisement. All such shares and securities shall be subject to restrictions on transfer as permitted by Articles 2.22 of 2.30-2 of such Act. All issued shares, excluding treasury shares, and all shares of the corporation shall be held of record by no more than thirty-five (35) persons in the aggregate.

                                  ARTICLE THREE

     The number of shares of the Corporation outstanding and entitled to vote at the time of such adoption were 5,000 shares.

                                  ARTICLE FOUR

     The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting said Amendment.

     DATED the 21 day of December, 197_.

                                            TAFT BROADCASTING CORPORATION

ATTEST BY:


BY:/s/ Jerry G. Bridges                     BY:/s/ Paul E. Taft
   ---------------------------------           ---------------------------------
   JERRY G. BRIDGES                            PAUL E. TAFT
   Secretary                                   President

THE STATE OF TEXAS   (S)

COUNTY OF HARRIS     (S)

     BEFORE ME, the undersigned authority on this day personally appeared PAUL
E. TAFT, who declared he is President of the Corporation executing the foregoing document, and, being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 21st day of December, 1976.


                                               /s/ Wendy J. Shankle
                                               ---------------------------------
                                               NOTARY PUBLIC IN AND FOR
                                               HARRIS COUNTY, T E X A S

                                                           FILED
                                                   In the Office of the
                                                Secretary of State of Texas

                                                        FEB 05 1980

                                           _____________________________________
                                           Deputy Director, Corporation Division

                                 THIRD AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                        OF TAFT BROADCASTING CORPORATION
                   (Formerly Taft Broadcasting Systems, Inc.)

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Third Amendment of the Articles of Incorporation:

                                   ARTICLE ONE

     The name of the Corporation is Taft Broadcasting Corporation.

                                   ARTICLE TWO

     The Corporation has elected to terminate its status as a Close Corporation, and Article X of the Articles of Incorporation (as amended on February 7, 1977) is hereby deleted from the Articles of Incorporation. This election has been approved by the affirmative vote of the holders of all of the outstanding shares of each class, whether or not entitled to vote.

                                  ARTICLE THREE

(A) Article III of the orginal Articles of Incorporation is hereby amended to read as follows:

          The purpose or purposes for which the Corporation is incorporated is to conduct any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

(B)  The original Articles of Incorporation are hereby amended to add a new
     Article X which shall read as follows:

                                    ARTICLE X

          Any plan or agreement which is to be amended or adopted by the Board of Directors of the Corporation, which provides for death benefits to any Director(s) or officer(s) of the Corporation (excluding any plan or agreement relating to group life insurance) and any plan or agreement to be amended or adopted which provides for a salary continuation agreement for any Director(s) or officer(s) of the Corporation, shall require the affirmative vote or written consent of the holders of at least three-fourths (3/4) of the outstanding shares of common stock of the Corporation.

                                  ARTICLE FOUR

     The date of the adoption of this Amendment by the Shareholders was February 6, 1979.

                                  ARTICLE FIVE

     The number of shares of the Corporation outstanding at the time of such adoption was Four Thousand Eight Hundred Seventy-Five (4,875) and the number of shares entitled to vote thereon was Four Thousand Eight Hundred Seventy-Five (4,875).

                                   ARTICLE SIX

     The number of shares voted in favor of this Amendment was Four Thousand Eight Hundred Seventy-Five (4,875); and the number of shares voted against this Amendment was zero (0).

                                  ARTICLE SEVEN

     The holders of all the shares outstanding and entitled to vote on this Amendment have heretofore signed a written consent and hereby indicate their consent to the adoption of this Amendment by their signatures hereto.

                                  ARTICLE EIGHT

     This Amendment does not effect a change in the amount of stated capital in the Corporation.

DATED: March 16, 1979.

                                                  TAFT BROADCASTING CORPORATION


                                              By: /s/ Paul E. Taft
                                                  ------------------------------
                                                  Paul E. Taft, President


ATTEST:


/s/ Jerry G. Bridges
---------------------------
Jerry G. Bridges, Secretary

THE STATE OF TEXAS  (S)

COUNTY OF HARRIS  (S)

     BEFORE ME, the undersigned authority, personally appeared PAUL E. TAFT, who being by me first duly sworn, declared that he is the President of TAFT BROADCASTING CORPORATION, who signed the foregoing document, and that the statements therein expressed are true.

     SUBSCRIBED AND SWORN TO BEFORE ME, on this the 16 day of March, 1979.


                                                  /s/ Rosemary Evans
                                                  ------------------------------
                                                  NOTARY PUBLIC IN AND FOR
                                                  HARRIS COUNTY, T E X A S

                                                  MY COMMISSION EXPIRES: 8-31-80

                                                                FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             AUG 28 1980

                                                              CLERK II E
                                                         Corporation Division

                       RESTATED ARTICLES OF INCORPORATION

                               (Without Amendment)

                          TAFT BROADCASTING CORPORATION

     1. Taft Broadcasting Corporation, pursuant to the provisions of Article
4.07 of the Texas Business Corporation Act, hereby adopts restated Articles of Incorporation which accurately copy the Articles of Incorporation and all Amendments thereto that are in effect to date and such restated Articles of Incorporation contain no change in any provision thereof.

     2. The restated Articles of Incorporation were adopted by the joint action of the Board of Directors and Shareholders of the Corporation on the 14th day of February, 1980. The number of shares outstanding and entitled to vote is Four Thousand Eight Hundred Seventy-Five (4,875). The number of shares voted in favor of the restated Articles of Incorporation was Four Thousand Eight Hundred Seventy-Five (4,875), and the number of shares voted against was Zero (0).

     3. The Articles of Incorporation and all Amendments and Supplements thereto are hereby superceded by the following restated Articles of Incorporation which accurately copy the entire text thereof:

                                   ARTICLE ONE

     The name of the Corporation is TAFT BROADCASTING CORPORATION.

                                   ARTICLE TWO

     The period of its duration is perpetual.

                                  ARTICLE THREE

     The purpose or purposes for which the Corporation is incorporated is to conduct any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

     The aggregate number of shares which the corporation shall have authority to issue is Five Thousand (5,000) of the par value of One Dollar ($1.00) per share. No Shareholder shall, have a pre-emptive right to acquire any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation.

                                  ARTICLE FIVE

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done or property actually received.

                                   ARTICLE SIX

     The post office address of its initial Registered office is 4808 San Felipe Road, Houston, Texas, and the name of the initial Registered Agent at such address is Paul E. Taft.

                                  ARTICLE SEVEN

     The number of Directors constituting the current Board of Directors is four
(4), and the names and addresses of the persons who are duly elected and qualified to serve as Directors of the Corporation are:

Paul E. Taft         3442 Overbrook Lane, Houston, TX

Jerry G. Bridges     7915 Hilshire Green Dr., Houston, TX

Philip D. Taft       2237 Pelham, Houston, TX

Paul E. Milling      14211 Langbourne, Houston, TX

     The right to cummulate votes in the election of Directors is expressly prohibited.

                                  ARTICLE EIGHT

     The names and addresses of the Incorporators are ommitted pursuant to
Article 4.07C(2) of the Texas Business Corporation Act.

                                  ARTICLE NINE

     Except as may be provided in the By-Laws, the Board of Directors of this Corporation is expressly authorized to alter, amend or repeal the By-Laws or adopt new By-Laws of this Corporation, without any action on the part of the Shareholders; but the Bylaws made by the Directors and the powers so conferred may be altered or repealed by the Shareholders.

                                   ARTICLE TEN

     Any Plan or Agreement which is to be amended or adopted by the Board of Directors of the Corporation, which provides for death benefits to any Director(s) or Officer(s) of the Corporation (excluding any Plan or Agreement relating to group life insurance) and any Plan or Agreement to be amended or adopted which provides for a Salary Continuation Agreement for any Director(s) or Officer(s) of the Corporation, shall require the affirmative vote or written consent of the holders of at least three-fourths (3/4) of the outstanding shares of common stock of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand this the 8 day of August 1980.

                                  TAFT BROADCASTING CORPORATION


                                  By: /s/ JERRY G. BRIDGES
                                      ------------------------------------------
                                      JERRY G. BRIDGES, Executive Vice-President


ATTEST:


/s/ Rosemary Evans
------------------

THE STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared JERRY
G. BRIDGES, Executive Vice-President of Taft Broadcasting Corporation, who being by me first duly sworn, declared that he is the person who signed the foregoing Restated Articles of Incorporation and that the statements therein expressed are true.

     GIVEN UNDER MY HAND and SEAL OF OFFICE this the 8 day of August, 1980.


                                               /s/ Larry D. George
                                               ---------------------------------
                                                   NOTARY PUBLIC.

                                                   Hams County, Texas

                                                   My Commission Expires: 2-4-84

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             OCT 31 1986
                                                             Clerk II-G
                                                         Corporations Section

                              ARTICLES OF AMENDMENT

                                   ARTICLE ONE

     The name of the corporation is TAFT BROADCASTING CORPORATION.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted on October 1, 1986.

     Article One is amended to read: The name of the corporation is Taft Communications, Inc.

                                  ARTICLE THREE

     The number of shares of the corporation outstanding and entitled to vote at the time of such adoption was 3,503.

                                  ARTICLE FOUR

     The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting said amendment.


                                                /s/ Philip D. Taft
                                                --------------------------------
                                                Philip D. Taft, President


                                                /s/ Jerry G. Bridges
                                                --------------------------------
                                                Jerry G. Bridges, Secretary

Sworn to October 20, 1986


My Commission Expires                           /s/ Illegible
August 31, 1988                                 --------------------------------
Printed Name of Notary                            Notary Public in and for
Rosemary Evans                                       the State of Texas
                                                  Dated: October 20, 1986

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             MAR 1 1989

                                                         Corporations Section

                              ARTICLES OF AMENDMENT

                                   ARTICLE ONE

     The name of the corporation is Taft Communications, Inc.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted on January 10, 1989.

     Article I is amended to read:

     The name of the corporation is Taft Broadcasting Company.

                                  ARTICLE THREE

     The number of shares of the corporation outstanding and entitled to vote at the time of such adoption was 3,343.

                                  ARTICLE FOUR

     The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting said amendment.

                                                TAFT COMMUNICATIONS, INC.


                                                By: /s/ Jerry G. Bridges
                                                    ----------------------------
                                                     Jerry G. Bridges
                                                Its: Secretary

                     TAFT BROADCASTING CORPORATION OF TEXAS

                      CONSENT TO USE SIMILAR CORPORATE NAME

     Pursuant to Article 2.05 of the Texas Business Corporation Act, the undersigned, a corporation organized and existing under the laws of the State of Texas, having the exclusive right to the name "Taft Broadcasting Corporation of Texas," registered in the manner provided in such Act, hereby consents to the use of the name "Taft Broadcasting Company" in connection with the name change of corporate name by Taft Communications, Inc. and authorizes the Secretary of State of the State of Texas to accept for filing Articles of Amendment for such corporation.

     Dated: 2/20/89

ATTEST:                                         TAFT BROADCASTING CORPORATION
                                                OF TEXAS


/s/ Illegible                                   By: /s/ Paul E. Taft
------------------------                            ----------------------------
Secretary                                           President

                                                                FILED
                                                        In the Office of the
                                                     Secretary of State of Texas

                                                            MAR 31, 2000

                                                        Corporations Section

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                            TAFT BROADCASTING COMPANY

                                    ARTICLE I

     The name of the corporation is Taft Broadcasting Company.

                                   ARTICLE II

     The following amendment to the Articles of Incorporation was adopted by the written consent of the sole shareholder on March 31st, 2000.

     Article I is restated in its entirety to read:

                                  "ARTICLE ONE

     The name of the corporation is Muzak Houston, Inc."

                                   ARTICLE III

          The number of shares of the corporation outstanding and entitled to vote at the time of such adoption was 2,928 shares of common stock, $1.00 par value per share.

                                   ARTICLE IV

          The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting this Amendment.

                                                TAFT BROADCASTING COMPANY


                                                By: /s/ Peni Garber
                                                    ----------------------------
                                                    Peni Garber
                                                    Secretary

                             CONSENT TO USE OF NAME:

     Muzak LLC, a Delaware limited liability company, does hereby unconditionally and unequivocally authorize and consent to the corporate or partnership formation of and the use of the following name:

                                         Muzak Houston, Inc.

                                            MUZAK LLC
                                            a Delaware limited liability company


                                            By: /s/ Robert P. MacInnis
                                                --------------------------------
                                            Name:  Robert P. MacInnis
                                            Title: Vice President

                         PUBLIC INFORMATION REPORT (PIR)
                                  NOTIFICATION

Prior to tax year 2002 copies of Public Information Reports may not have been retained by the Secretary of State of Texas. If you have received this notification in place of a listed report prior to that date you must contact the Comptroller of Public Accounts at (512) 463-4600 to request copies of the record.

                                                                FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             MAR 30 2001
[SEAL]   Office of the Secretary of State
         Corporations Section                            Corporations Section
         P.O. Box 13697
         Austin, Texas 78711-3697

--------------------------------------------------------------------------------

                  CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1 The name of the entity is MUZAK HOUSTON, INC and the file number issued to the entity by the secretary of state is 0029833800

2.   The entity is: (Check one.)

     [X] a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

     [ ] a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act

     [ ] a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

     [ ] a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

     [ ] an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 4808 SAN FELIPE ROAD, HOUSTON, TEXAS

4. [X] A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

     800 Brazos, Austin, TX 78701

OR   [ ] B. The registered office address will not change.

5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is PAUL E TAFT

6.   [X] A. The name of the NEW registered agent is Corporation Service
            Company d/b/a CSC-Lawyers Incorporating Service Company

OR   [ ] B. The registered agent will not change.

7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.


                                               By: /s/ Illegible
                                                   ----------------------------
                                                   (A Person authorized to sign
                                                    on behalf of the entity)

                                  INSTRUCTIONS

1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.   Please attach the appropriate fee:

     Business Corporation                                   $15.00
     Financial Institution, other than Credit Unions        $15.00
     Financial Institution that is a Credit Union           $ 5.00
     Non Profit Corporation                                 $ 5.00
     Limited Liability Company                              $10.00
     Limited Partnership                                    $50.00

     Personal checks and MasterCard(R), Visa(R), and Discover(R) are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is:
     Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555,
     TDD: (800) 735-2989, FAX: (512) 463-5709.